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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 5, 2002


                       VALUE CITY DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Ohio                               1-10767                      31-1322832
------------                 ---------------------       -----------------------
(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5. OTHER ITEMS.

     On February 5, 2002, Value City Department Stores, Inc. (the "Company") issued a press release announcing the agreement of the Company and Mazel Stores, Inc. to terminate the VCM Ltd. joint venture, which operates the Health and Beauty Care, Toys and Sporting Goods departments in Value City Department Stores. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (C) EXHIBITS.

        Exhibit No.                    Description

            99 Press Release, dated February 5, 2002, entitled "Value City Department Stores, Inc. Acquires 100% Control of VCM Ltd."








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VALUE CITY DEPARTMENT STORES, INC.



Date:  February 5, 2002            By: /s/ James A. McGrady
                                       -----------------------------------------
                                       James A. McGrady, Chief Financial Officer














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                                  EXHIBIT INDEX
                                  -------------


      Exhibit No.                    Description

          99 Press Release, dated February 5, 2002, entitled "Value City Department Stores, Inc. Acquires 100% Control of VCM Ltd."